DREYFUS GROWTH OPPORTUNITY FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder:

  It is a pleasure to have this opportunity to communicate with my fellow shareholders of the Dreyfus Growth Opportunity Fund, Inc.

  This letter accompanies the semi-annual report of the Dreyfus Growth Opportunity Fund for the six months ended August 31, 1998. During this period, your Fund produced a total return of -16.16%* which compares with a total return of -8.07% for the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500" )** and -11.04% for the Wilshire Large Company Value Index.*** The Fund currently is being managed in a disciplined value investment style and, therefore, we believe its performance results are more comparable to a value stock benchmark like the Wilshire index noted above.

  Value stocks underperformed growth stocks during the period. The margin was among the widest in memory. Any value manager who remained true to his or her discipline could not hope to have matched the returns of the S&P 500 Index, the performance of which has become largely dominated by a relatively few growth stocks due to increases in major component security valuations. The S&P 500 Index and many of its major security components carry valuations well above those of any historic period by almost any financial measure, according to our calculations. These major security components, the so-called "mega caps" or the very largest domestically traded companies, continued to drive the performance of the S& P 500 Index. This concentrated overvaluation, in our opinion, is reminiscent of the early 1970s "nifty fifty" stocks or oil stocks in the early 1980s. Both of those markets ended with quick and severe corrections of the overvalued securities. No one can predict such an occurrence today, but many market participants may conclude that the risk level of the S&P 500 Index and many of its major security components is high by historic standards. Despite the recent stock market correction, at least for the time being, positive relative price momentum in this index and in many of these mega cap stocks has continued

  As to your Fund, most of the relative performance shortfall occurred during the recent August market correction. In the midst of a volatile period for the overall stock market, relative performance can initially fall either way. Quite often, disciplined value investment processes will underperform when the overall stock market reaches speculative overvaluation, but will outperform as the market corrects and as economic change occurs. With the stock market having corrected and with interest rates having fallen, the universe of securities available within our investment discipline has broadened.

ECONOMIC REVIEW

  A significant influence on the U.S. economy during the six months through August 1998 was Asian economic weakness. It had both positive and negative effects. On the positive side, actual inflation and expected inflation in the U.S. dropped, causing a decline in long-term Treasury bond yields and mortgage rates. These lower rates contributed to the boom in real estate prices and benefited stock prices as well. The fall in inflation helped the consumer sector as more income remained after price increases to buy goods and services.

  The negative effect of Asian weakness was directed toward the industrial sector. By midyear, evidence of U.S. industrial weakness was clear-cut given slowing inventory accumulation and weakening exports. One result of this industrial weakness was to cool off the overall U.S. economy, keeping the Federal Reserve Board neutral toward the level of interest rates, and perhaps increasing the possibility of an eventual ease or lowering of rates. We believe that this favorable shift in expectations about Federal Reserve policy was clearly a major reason for the rise in U.S. bond and stock prices during the spring and early summer.

  A major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A tightening of lending standards developed in numerous emerging markets, sharply reducing the economic outlook for Asia and Latin America. The effect on Europe and the U.S. has been to lower profit expectations due to weakened export opportunities.

Market sentiment has shifted towards expectations of monetary ease in the U.S. and other industrial countries as the evidence of a weaker world economy has accumulated. The prospects for world economic weakness and lower interest rates in major countries will be powerfully impacted by whether global financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of many key policymakers from fighting potential inflation to stimulating economic growth.

STOCK MARKET OVERVIEW

  The six-month period ended August 31, 1998, represented a down period for almost every stock market index. Most of the damage was done in August when the overall stock market suffered a correction.

  Three major trends could be observed within the stock market during this six-month period. First, the strongest relative performance came by far from the largest stocks, the so-called mega caps. The Standard & Poor's 500 Index, dominated by the stocks of the largest companies, dropped -8.07% for the period, while the Standard and Poor' s MidCap 400 Index of mid-sized companies fell -19.99%, and the Russell 2000 Index of small company securities lost -26.48%.(+) One contributor to this pattern was the strong buying of U.S. stocks, at least early in the period, by foreign investors who often simply focus on the largest companies.

A second and related major trend in the stock market during the six months was the significantly higher returns from most expensively valued stocks (commonly known as growth stocks) relative to most inexpensively valued stocks (commonly known as value stocks) . With the expectations for corporate earnings growth being reduced as the period progressed due to concerns about the impact of the Asian economies, large growth stocks were in demand due to an ability to better control short-term earnings results.

  Finally, the stock market as a whole was extremely volatile during this six-month period. The broad stock market was generally stable or rising during the first five months, then fell during late July and August on renewed concerns about Asia, emerging markets, and the potential for economic weakness in the U.S.

VALUE INVESTING AND OUR INVESTMENT PROCESS

  To once again summarize our investment philosophy, while there are other investment disciplines practiced at Dreyfus, members of the Value Team at Dreyfus are passionate believers in value investing. As value investors, we want to buy growing companies, but we want to pay as little for them as we can. In one sense, value investing can be a lower risk, more conservative style of equity investing because value stock prices may decline less in falling markets

Our approach to the selection of securities begins and ends with our analysts, who are an integral part of our investment team. Our Dreyfus analysts contribute their proprietary forecasts on corporate earnings and cash flows to our computer models, their analysis and opinions to our decision-making process, and their constant flow of information to our ongoing assessment of owned securities. We screen the universe of stocks by computer according to two principal methods. The first computer screen determines value by calculating each security's earnings yield (our forecast for earnings divided by the current security price) which, to justify purchase, must be greater than the yield available on reasonably long-term U.S. Treasury securities. Being paid more than this rate for the risk inherent in equity investing is central to our value discipline. The second computer screen looks at 19 other factors that have historically influenced stock returns including various growth, valuation and leverage measures. We input into this computer model the current economic and stock market trends, and the computer calculates each security's exposure to this environment. The model is an idea generator, and further detailed fundamental analysis is conducted on each potential holding to determine its suitability for the Fund. Combining all of this data with our analysts' in-depth knowledge of the individual companies, we then construct a portfolio of approximately 50 securities. We use similar disciplined criteria and several other factors to determine when selling a security is in our shareholders' best interest.

EXAMPLES OF OUR INVESTMENT PROCESS

  The detailed fundamental analysis, computer modeling and portfolio strategy that go into the decision-making process for each security in the Fund is not possible to cover in this short report. Instead, provided below are several brief summaries of some of the better performing and poorer performing securities in the Fund during the semi-annual period.

  Biogen, a biotechnology company, was one of the better performing securities during this reporting period. Our earnings estimates for the company have been well above the Wall Street consensus, qualifying this growth stock as a value security. We believe that the company's new product pipeline, both near term and long term, is particularly promising. The security remained in the portfolio at the end of the period.

  Xerox has been expanding its core copier business into the computer printer business with great initial success. The ability to provide quality service can be a significant competitive advantage. The security was one of the stronger performers in the Fund, and was sold when our investment discipline indicated that it was fully valued relative to the risk-free alternative.

  RJR Nabisco Holdings and Philip Morris Cos., both largely tobacco companies, were poor performers during much of the period. Congress could not agree on tobacco legislation that we believe would have significantly benefited both the public good and these securities. The tobacco companies are now working with the states to resolve these same issues. At the end of the Fund's fiscal year, we remained attracted to the unusually inexpensive valuation and high dividend yield of both companies.

Union Pacific, a major railroad, was a new purchase during the period, but did not initially perform terribly well. The company has had operating problems resulting in bottlenecks at several major rail yards that helped depress the stock price and attracted our interest. We saw these problems as an opportunity to realize value as the problems were fixed, and bought the stock. Management appears to be well on the way to correcting the operating problems, and recently the stock rebounded strongly.

  In almost any Fund there are both strong performing and poor performing securities. Our job is to maximize the good and minimize the bad, while keeping risk at tolerable levels. We will not be successful every quarter or every year, but we work hard to reward our fellow investors over the long term.

Diligent management of your investments is our highest priority. Thank you for entrusting us with your assets.

               Very truly yours,


               [Timothy M. Ghriskey signature logo]



               Timothy M. Ghriskey

               Portfolio Manager

September 29, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of
U.S.    stock    market    performance.

***SOURCE: WILSHIRE ASSOCIATES, INC.--The Wilshire Large Company Value Index is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The largest 750 stocks in the Wilshire 5000 are ranked based on a style score that is 75% price-to-earnings ratio and 25% forecast P/E. The universe is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value.

(+)SOURCE: --LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor' s MidCap 400 Index is a broad-based index of 400 companies with market capitalizations generally ranging from $50 million to $10 billion and is a widely accepted, unmanaged index of overall mid-cap stock market performance. The Russell 2,000 Index is an unmanaged index of small cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                          AUGUST 31, 1998 (UNAUDITED)

Common Stocks--91.5%                                                                                Shares            Value
-------------------------------------------------------                                         _____________     _____________
           Consumer Durables--2.0%  General Motors . . . . . . . . . . . . . . . . . . . .            130,000    $    7,507,500

                                                                                                                  _____________

      Consumer Non-Durables--12.4%  ConAgra  . . . . . . . . . . . . . . . . . . . . . . .            335,000         8,291,250

                                    Kimberly-Clark . . . . . . . . . . . . . . . . . . . .            215,000         8,196,875

                                    NIKE, Cl. B  . . . . . . . . . . . . . . . . . . . . .            210,000         7,284,375

                                    Philip Morris Cos  . . . . . . . . . . . . . . . . . .            251,000        10,432,188

                                    RJR Nabisco Holdings . . . . . . . . . . . . . . . . .            275,000         5,964,062

                                    Warnaco Group , Cl. A  . . . . . . . . . . . . . . . .            240,000         6,540,000

                                                                                                                  _____________

                                                                                                                     46,708,750

                                                                                                                  _____________

           Consumer Services--3.6%  Cedant . . . . . . . . . . . . . . . . . . . . . . . .            425,000         4,914,063

                                    McDonald's . . . . . . . . . . . . . . . . . . . . . .            153,000         8,577,562

                                                                                                                  _____________

                                                                                                                     13,491,625

                                                                                                                  _____________

      Electronic Technology--13.3%  Boeing . . . . . . . . . . . . . . . . . . . . . . . .            235,000         7,270,313

                                    Ceridian . . . . . . . . . . . . . . . . . . . . . . .            170,000         8,245,000

                                    Compaq Computer  . . . . . . . . . . . . . . . . . . .            332,850         9,298,997

                                    Intel  . . . . . . . . . . . . . . . . . . . . . . . .            127,000         9,040,812

                                    International Business Machines  . . . . . . . . . . .             84,000         9,460,500

                                    Storage Technology . . . . . . . . . . . . . . . . . .            310,000 (a)     6,742,500

                                                                                                                  _____________

                                                                                                                     50,058,122

                                                                                                                  _____________

             Energy Minerals--8.8%  British Petroleum, A.D.S.  . . . . . . . . . . . . . .            120,000         8,775,000

                                    Mobil  . . . . . . . . . . . . . . . . . . . . . . . .            140,000         9,677,500

                                    Tosco  . . . . . . . . . . . . . . . . . . . . . . . .            323,500         7,117,000

                                    USX-Marathon Group . . . . . . . . . . . . . . . . . .            284,000         7,384,000

                                                                                                                  _____________

                                                                                                                     32,953,500

                                                                                                                  _____________

                    Finance--20.2%  American General . . . . . . . . . . . . . . . . . . .            105,500         6,778,375

                                    BankBoston . . . . . . . . . . . . . . . . . . . . . .            200,000         7,137,500

                                    Bankers Trust New York . . . . . . . . . . . . . . . .             95,000         7,059,688

                                    CIGNA  . . . . . . . . . . . . . . . . . . . . . . . .            150,000         8,728,125

                                    Chubb  . . . . . . . . . . . . . . . . . . . . . . . .            130,000         8,125,000

                                    Citicorp . . . . . . . . . . . . . . . . . . . . . . .             63,000         6,811,875

                                    First Chicago NBD  . . . . . . . . . . . . . . . . . .            115,000         7,288,125

                                    First Union  . . . . . . . . . . . . . . . . . . . . .            149,000         7,226,500

                                    Fleet Financial Group  . . . . . . . . . . . . . . . .            120,000         7,867,500

                                    Meditrust (Units)  . . . . . . . . . . . . . . . . . .            102,100         1,582,550

                                    NationsBank  . . . . . . . . . . . . . . . . . . . . .            125,000         7,125,000

                                                                                                                  _____________

                                                                                                                     75,730,238

                                                                                                                  _____________

             Health Services--2.2%  Aetna  . . . . . . . . . . . . . . . . . . . . . . . .            139,700         8,408,194

                                                                                                                  _____________

           Health Technology--6.2%  Allergan . . . . . . . . . . . . . . . . . . . . . . .            173,000         8,174,250

                                    Amgen  . . . . . . . . . . . . . . . . . . . . . . . .             81,700 (a)     4,973,488

                                    Biogen . . . . . . . . . . . . . . . . . . . . . . . .            223,000        10,313,750

                                                                                                                  _____________

                                                                                                                     23,461,488

                                                                                                                  _____________

         Industrial Services--2.0%  Waste Management . . . . . . . . . . . . . . . . . . .            170,000         7,501,250

                                                                                                                  _____________

          Process Industries--1.7%  Owens--Illinois  . . . . . . . . . . . . . . . . . . .        205,000 (a)         6,393,437

                                                                                                                  _____________

      Producer Manufacturing--2.8%  General Electric . . . . . . . . . . . . . . . . . . .            130,000        10,400,000

                                                                                                                  _____________

DREYFUS GROWTH OPPORTUNITY FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)              AUGUST 31, 1998 (UNAUDITED)

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------                                         _____________     _____________

                Retail Trade--4.2%  American Stores  . . . . . . . . . . . . . . . . . . .            300,000    $    8,700,000

                                    Sears, Roebuck . . . . . . . . . . . . . . . . . . . .            155,000         7,042,812

                                                                                                                  _____________

                                                                                                                     15,742,812

                                                                                                                  _____________

              Transportation--4.0%  CNF Transportation . . . . . . . . . . . . . . . . . .            245,000         7,656,250

                                    Union Pacific  . . . . . . . . . . . . . . . . . . . .            184,000         7,325,500

                                                                                                                  _____________

                                                                                                                     14,981,750

                                                                                                                  _____________

                   Utilities--8.1%  Ameritech  . . . . . . . . . . . . . . . . . . . . . .            246,000        11,592,750

                                    Bell Atlantic  . . . . . . . . . . . . . . . . . . . .            216,000         9,531,000

                                    Coastal  . . . . . . . . . . . . . . . . . . . . . . .            360,000         9,360,000

                                                                                                                  _____________

                                                                                                                     30,483,750

                                                                                                                  _____________

                                    TOTAL COMMON STOCKS

                                        (cost $367,073,109)  . . . . . . . . . . . . . . .                         $343,822,416

                                                                                                                  =============


                                                                                                 Principal

Short-Term Investments--.7%                                                                       Amount
------------------------------------------------------------------------------------------      _____________

              U.S. Treasury Bills:  4.92%, 11/12/1998  . . . . . . . . . . . . . . . . . .        $   814,000   $       806,137

                                    4.85%, 11/19/1998  . . . . . . . . . . . . . . . . . .          1,618,000         1,600,946

                                    4.84%, 11/27/1998  . . . . . . . . . . . . . . . . . .            298,000           294,555

                                                                                                                  _____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $2,701,297)  . . . . . . . . . . . . . . . .                       $    2,701,638

                                                                                                                  =============


TOTAL INVESTMENTS (cost $369,774,406). . . . . . . . . . . . . . . . . . . . . . . . . . .              92.2%      $346,524,054

                                                                                                      =======     =============


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               7.8%     $  29,159,240

                                                                                                      =======     =============


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $375,683,294

                                                                                                      =======     =============


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES               AUGUST 31, 1998 (UNAUDITED)

                                                                                                     Cost              Value

                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $369,774,406      $346,524,054

                                 Receivable for investment securities sold . . . . . . . .                           37,634,159

                                 Dividends receivable  . . . . . . . . . . . . . . . . . .                              960,441

                                 Receivable for shares of Common Stock subscribed  . . . .                               18,004

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               16,855

                                                                                                                  _____________

                                                                                                                    385,153,513

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              215,643

                                 Payable for investment securities purchased . . . . . . .                            8,289,204

                                 Payable for shares of Common Stock redeemed . . . . . . .                              825,447

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                               83,898

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               56,027

                                                                                                                  _____________

                                                                                                                      9,470,219

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $375,683,294

                                                                                                                  =============


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $354,911,361

                                 Accumulated undistributed investment income--net  . . . .                            2,140,361

                                 Accumulated net realized gain (loss) on investments . . .                           41,881,924

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments--Note 4(b) . . . . . . . . . . . . . . .                          (23,250,352)

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $375,683,294

                                                                                                                  =============


SHARES OUTSTANDING

(100 MILLION SHARES OF $.01 PAR VALUE COMMON STOCK AUTHORIZED) . . . . . . . . . . . . . .                           44,158,588

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                                $8.51

                                                                                                                         ======

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS          SIX MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)

INVESTMENT INCOME

INCOME:             Cash dividends (net of $40,967 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . . . . . .      $   4,249,023

                                 Interest  . . . . . . . . . . . . . . . . . . . . . . . .            325,040

                                                                                                 ____________

                                        Total Income . . . . . . . . . . . . . . . . . . .                        $   4,574,063

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .          1,841,009

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .            503,012

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .             45,529

                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .             35,307

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             23,589

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             21,525

                                 Prospectus and shareholders' reports  . . . . . . . . . .             17,130

                                 Loan commitment fees--Note 2  . . . . . . . . . . . . . .              1,971

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .                834

                                                                                                 ____________

                                        Total Expenses . . . . . . . . . . . . . . . . . .                            2,489,906

                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            2,084,157

                                                                                                                   ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .       $ 51,148,699

                                 Net realized gain (loss) on forward currency

                                    exchange contracts . . . . . . . . . . . . . . . . . .            988,682

                                 Net realized gain (loss) on financial futures . . . . . .           (247,712)

                                                                                                 ____________

                                        Net Realized Gain (Loss) . . . . . . . . . . . . .                           51,889,669

                                 Net unrealized appreciation (depreciation) on investments

                                    [including ($19,186) net unrealized (depreciation)

                                    on financial futures]  . . . . . . . . . . . . . . . .                         (124,377,589)

                                                                                                                   ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                          (72,487,920)

                                                                                                                   ____________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                         $(70,403,763)

                                                                                                                   =============

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Six Months Ended

                                                                                        August 31, 1998         Year Ended

                                                                                          (Unaudited)       February 28, 1998

                                                                                        ________________    _________________

OPERATIONS:
  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $    2,084,157     $      2,534,692

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . .        51,889,669           31,562,794

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . .      (124,377,589)          39,849,084

                                                                                          _____________       ______________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . .       (70,403,763)          73,946,570

                                                                                           _____________       ______________

DIVIDENDS TO SHAREHOLDERS:

  From investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . .               ---           (3,068,901)

  From net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . . .               ---          (56,678,537)

  In excess of net realized gain on investments  . . . . . . . . . . . . . . . . . . .               ---          (10,007,745)

                                                                                           _____________       ______________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               ---          (69,755,183)

                                                                                           _____________       ______________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . .       230,785,144        1,048,195,184

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               ---           67,665,439

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (293,260,540)      (1,083,149,719)

                                                                                           _____________       ______________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . .       (62,475,396)          32,710,904

                                                                                           _____________       ______________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . .      (132,879,159)          36,902,291

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       508,562,453          471,660,162

                                                                                           _____________       ______________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $375,683,294       $  508,562,453

                                                                                           =============       ==============


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . .    $    2,140,361   $           56,204

                                                                                           _____________       ______________

                                                                                               Shares               Shares

                                                                                           _____________       ______________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        22,087,571          100,050,474

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . .               ---            7,113,151

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (28,037,069)        (103,202,945)

                                                                                           _____________       ______________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . .        (5,949,498)            3,960,680

                                                                                           =============       ==============
                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                   Six Months Ended

                                                    August 31, 1998                  Fiscal Year Ended February,

                                                                       _______________________________________________________

PER SHARE DATA:                                       (Unaudited)          1998       1997        1996       1995        1994

                                                       __________         ______     ______      ______     ______      ______
   Net asset value, beginning of period  . . .            $10.15          $10.22     $ 9.56      $ 8.67     $10.89      $12.21

                                                          ______          ______     ______      ______     ______      ______

   Investment Operations:

   Investment income (loss)--net . . . . . . .               .05             .05         .10         .10        .10        (.02)

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . .             (1.69)           1.39        1.93        2.19       (.38)       1.30

                                                          ______          ______      ______      ______     ______      ______

   Total from Investment Operations  . . . . .             (1.64)           1.44        2.03        2.29       (.28)       1.28

                                                          ______          ______      ______      ______     ______      ______

   Distributions:

   Dividends from investment income--net . . .                --            (.07)       (.09)       (.12)      (.09)         --

   Dividends from net realized gain

       on investments  . . . . . . . . . . . .                --           (1.22)      (1.28)      (1.26)     (1.80)      (2.60)

   Dividends in excess of net realized gain

       on investments  . . . . . . . . . . . .                --            (.22)         --        (.02)      (.05)         --

                                                          ______          ______      ______      ______     ______      ______

   Total Distributions . . . . . . . . . . . .                --           (1.51)      (1.37)      (1.40)     (1.94)      (2.60)

                                                          ______          ______      ______      ______     ______      ______

   Net asset value, end of period  . . . . . .            $ 8.51          $10.15      $10.22      $ 9.56     $ 8.67      $10.89

                                                          ======          ======      ======      ======     ======      ======


TOTAL INVESTMENT RETURN. . . . . . . . . . . .            (16.16%)*        15.62%      22.35%      27.37%     (2.11%)     11.07%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . .               .51%*          1.06%       1.06%       1.04%      1.10%       1.09%

   Ratio of net investment income (loss)

       to average net assets . . . . . . . . .               .42%*           .50%        .91%        .91%      1.09%       (.14%)

   Portfolio Turnover Rate . . . . . . . . . .             63.15%*        112.32%     137.38%     268.40%    242.75%     194.59%

   Net Assets, end of period (000's Omitted) .          $375,683        $508,562    $471,660    $419,240   $372,313    $463,323
-----------------------------

*  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Growth Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed Funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also includes loan commitment fees) and extraordinary expenses, exceed 11_2% of the average value of the Fund's net assets, the Manager will bear such excess expense. During the period ended August 31, 1998, there was no expense reimbursement pursuant to the Agreement.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended
August 31, 1998, the Fund was charged $305,289 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended August 31, 1998, the Fund was charged $99,742 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended August 31, 1998, the Fund was charged $45,529 pursuant to the custody agreement.

  (C) Each director who is not an affiliated person as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended August 31, 1998 amounted to $295,623,636 and $385,235,473, respectively.

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the DREYFUS GROWTH OPPORTUNITY FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At August 31, 1998, there were no forward currency exchange contracts outstanding.

  The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to mark to market on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31, 1998, there were no financial futures contracts outstanding.

(B) At August 31, 1998, accumulated net unrealized depreciation on investments was $23,250,352, consisting of $24,339,775 gross unrealized appreciation and $47,590,127 gross unrealized depreciation.

  At August 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[dreyfus lion "d" logoreg.tm]


[dreyfus logo reg.tm]


DREYFUS GROWTH

OPPORTUNITY FUND, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              018SA988

Growth

Opportunity

Fund, Inc.

Semi-Annual

Report

August 31, 1998